PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated March 12, 2021
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement contains information about changes to the Access VP High Yield portfolio available through your Annuity and updates other information in the Prospectus for your Annuity.
Access VP High Yield Fund – Merger:
Effective after the close of business on April 23, 2021 (the "Merger Date"), the Access VP High Yield Fund (the “Target Portfolio”) will be merged into the ProFund Access VP High Yield Fund (the “Acquiring Portfolio”) as noted below. This merger has been approved by the Board of Trustees of the Target Portfolio.

Target Portfolio	Acquiring Portfolio
Access VP High Yield Fund	ProFund Access VP High Yield Fund
On the Merger Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
ProFund Access VP High Yield Fund:
The ProFund Access VP High Yield Fund will be added to your contract as the Acquiring Portfolio in connection with the above merger. The Acquiring Portfolio will have the same investment objective, will be managed by the same investment adviser, and will have the same advisory fee and distribution fee rates as the Target Portfolio. Therefore, information in your Prospectus regarding the Acquiring Portfolio remains the same as that of the Target Portfolio. Accordingly, on the Merger Date all references in the Prospectus to the Access VP High Yield Fund are replaced with ProFund Access VP High Yield Fund.
In addition, following the merger, the Sub-account investing in the Acquiring Portfolio will be closed to new investments except from contract owners that had contract value transferred to the Acquiring Portfolio as a result of the merger.
Please note that you may transfer Account Value out of the Target Portfolio into an investment option available under your annuity contract any time prior to the Merger Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract. Also, for a period of 60 days after the Merger Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Merger Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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